Prospectus

FRANKLIN
FEDERAL
MONEY FUND

INVESTMENT STRATEGY

INCOME

NOVEMBER 1, 1998  AS AMENDED MAY 3, 1999

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated November 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable $1 share price.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Franklin Federal Money Fund

Unlike most funds that invest directly in securities, the fund seeks to achieve its investment goal by investing all of its assets in shares of The U.S. Government Securities Money Market Portfolio (the "Portfolio"). The Portfolio is a series of The Money Market Portfolios ("Money Market"). Its investment goal is the same as the fund's.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


TABLE OF CONTENTS

ABOUT THE FUND
Expense Summary ............................................    2
Financial Highlights .......................................    3
How Does the Fund Invest Its Assets? .......................    4
What Are the Risks of Investing in the Fund? ...............    7
Who Administers the Fund? ..................................    7
How Taxation Affects the Fund and Its Shareholders .........    9
How Is the Fund Organized? .................................   10

ABOUT YOUR ACCOUNT
How Do I Buy Shares? .......................................   11
May I Exchange Shares for Shares of Another Fund? ..........   13
How Do I Sell Shares? ......................................   16
What Distributions Might I Receive From the Fund? ..........   18
Transaction Procedures and Special Requirements ............   19
Services to Help You Manage Your Account ...................   23
What If I Have Questions About My Account? .................   25

GLOSSARY
Useful Terms and Definitions ...............................   26

FRANKLIN
FEDERAL
MONEY
FUND

November 1, 1998
as amended May 3, 1999

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN(R)

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the fund. It is based on the fund's historical expenses, including its proportionate share of the Portfolio's expenses, for the fiscal year ended June 30, 1998. The fund's actual expenses may vary.

A.    SHAREHOLDER TRANSACTION EXPENSES+

      Exchange Fee (per transaction)..........................$5.00*

B.    ANNUAL FUND OPERATING EXPENSES (AS A
      PERCENTAGE OF AVERAGE NET ASSETS)

      Management and Administration Fees .....................0.58%**
      Other Expenses of the Fund and the Portfolio ...........0.25%
      Total Fund Operating Expenses ..........................0.83%**

C.    EXAMPLE

      Assume the fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the fund.

      1 YEAR      3 YEARS     5 YEARS     10 YEARS
      --------------------------------------------

      $8          $26         $46         $103

      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
*This fee is only for Market Timers.
**For the period shown, Advisers had agreed in advance to limit its management fees. With this reduction, management fees of the Portfolio were 0.14% and administration fees of the fund were 0.43%. Total operating expenses were 0.82%.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the fund's independent auditor. The audit report covering each of the most recent five years appears in the fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.

                                  YEAR ENDED JUNE 30,                 YEAR ENDED NOVEMBER 30,
                           ------------------------------  --------------------------------------

                           1998   1997   1996   1995***    1994   1993   1992  1991   1990   1989
                           ----------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value,
beginning of year          $1.00  $1.00  $1.00  $1.00     $1.00  $1.00  $1.00  $1.00   $1.00  $1.00
                           -----------------------------------------------------------------------


Income from investment
operations - net
investment income           .047   .045   .047   .029      .031   .022   .029   .053    .074   .081


Less distributions from
net investment income      (.047) (.045) (.047) (.029)    (.031) (.022) (.029) (.053)  (.074) (.081)
                        ----------------------------------------------------------------------------


Net asset value,
end of year                $1.00  $1.00  $1.00  $1.00     $1.00  $1.00  $1.00  $1.00   $1.00  $1.00
                        ===========================================================================

=====

Total return**             4.85%  4.62%  4.80%  2.92%     3.15%  2.22%  2.97%  5.42%   7.69%  8.45%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
(millions)                  $135   $121   $128   $139      $169   $121   $135   $211    $197   $131


Ratio to average net assets:

 Expenses+                  .82%   .85%    .84%  .87%*     .98%   .90%   .85%   .79%    .81%   .88%

 Expenses excluding
 waiver and payments
 by affiliate+              .83%   .86%    .86%  .88%*     .99%     -      -     -       -      -


 Net investment income     4.73%  4.54%   4.71% 4.93%*    3.15%  2.20%  2.95%  5.26%   7.33%  8.24%

*ANNUALIZED
**TOTAL RETURN IS NOT ANNUALIZED.
***FOR THE PERIOD DECEMBER 1, 1994 TO JUNE 30, 1995.
+THE EXPENSE RATIO INCLUDES THE FUND'S SHARE OF THE PORTFOLIO'S ALLOCATED EXPENSES.

HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is to obtain as high a level of current income as is consistent with capital preservation and liquidity. This goal is fundamental, which means that it may not be changed without shareholder approval. The fund also tries to maintain a stable Net Asset Value of $1 per share.

THE FUND'S INVESTMENT IN THE PORTFOLIO

The fund seeks to achieve its investment goal by investing all of its assets in the Portfolio. The Portfolio has the same investment goal as the fund and, it too, is fundamental. The fund's investment policies are also substantially similar to the Portfolio's except the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. The fund buys shares of the Portfolio at Net Asset Value. An investment in the fund is an indirect investment in the Portfolio.

It is possible that the fund may have to withdraw its investment in the Portfolio and subsequently invest in another open-end management investment company with the same investment goal and substantially similar policies. This could happen if the Portfolio changes its investment goal or if the Board, at any time, considers it in the fund's best interest.

The fund's structure, where it invests all of its assets in the Portfolio, is sometimes called a "Master/Feeder" structure. You will find more detailed information about this structure and the potential risks associated with it in the SAI.

WHAT KINDS OF SECURITIES DOES THE PORTFOLIO BUY?

QUALITY, Diversification and Maturity Standards. The Portfolio follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help maintain a stable $1 share price. Generally, they require the Portfolio to maintain a dollar-weighted average portfolio maturity of 90 days or less and to limit its investments to U.S. dollar denominated instruments that:

o the Board of Trustees of Money Market determines present minimal credit risks;

o are rated by nationally recognized rating services in one of the two highest short-term rating categories, or are unrated but are considered to be comparable in quality to securities that have been rated in one of the two highest short-term rating categories; and

o   have remaining maturities of 397 calendar days or less.

U S. GOVERNMENT SECURITIES. The Portfolio may invest primarily in marketable securities issued or guaranteed by the U.S. government, its agencies, or by various instrumentalities that have been established or sponsored by the U.S. government or in repurchase agreements (as described below) collateralized by these securities. As a fundamental policy, subject to change only by shareholder approval, the Portfolio will invest only in obligations, including U.S. Treasury bills, notes, bonds and securities of the Government National Mortgage Association (popularly called "GNMAs" or "Ginnie Maes") and the Federal Housing Administration, which are issued or guaranteed by the U.S. government or which carry a guarantee that is supported by the full faith and credit of the U.S. government. Repurchase agreements with respect to obligations issued or guaranteed by the U.S. government and supported by the full faith and credit of the U.S. government are included within this fundamental policy.

At the present time, it is the Portfolio's policy to limit its investments to U.S. Treasury bills, notes and bonds and to repurchase agreements collateralized only by such securities. This policy may only be changed upon 30 days' written notice to shareholders and to the National Association of Insurance Commissioners.

STRIPPED SECURITIES are the separate income and principal components of a debt security. Once the securities have been stripped they are referred to as zero coupon securities. Their risks are similar to those of other money market securities although they may be more volatile. Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the securities being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.

The Portfolio only intends to buy stripped securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government.

WHAT ARE SOME OF THE PORTFOLIO'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

Depending on its view of market conditions and cash requirements, the Portfolio may or may not hold securities purchased until maturity. The yield on certain instruments held by the Portfolio may decline if sold prior to maturity.

Whenever Advisers believes market conditions are such that yields could be increased by actively trading the portfolio securities to take advantage of short-term market variations, the Portfolio may do so without restriction or limitation (subject to the tax requirements for qualification as a regulated investment company). This practice will not likely have an adverse impact on the Portfolio's income or Net Asset Value, as brokerage commissions are not normally charged on the purchase or sale of money market instruments.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the Portfolio by a custodian bank approved by Money Market's Board of Trustees. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the Portfolio may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The Portfolio, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by Advisers.

The Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Portfolio's total assets would be invested in such repurchase agreements, together with any other investment the Portfolio may hold for which market quotations are not readily available. Securities subject to repurchase agreements will be deemed to have a maturity date coincident with the date upon which the Portfolio has agreed to resell such securities.

BORROWING. The Portfolio may borrow from banks, for temporary emergency purposes only, and pledge its assets for such loans, up to 10% of the Portfolio's total net assets. No new investments will be made by the Portfolio while any outstanding loans exceed 5% of its total net assets.

OTHER POLICIES AND RESTRICTIONS. The fund and the Portfolio have a number of additional investment policies and restrictions that govern their activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board or the Board of Trustees of Money Market alone. For a list of these restrictions and more information about the fund's and the Portfolio's investment policies, including those described above, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund or the Portfolio makes an investment. In most cases, the fund and the Portfolio are not required to sell a security because circumstances change and the security no longer meets one or more of the fund's or the Portfolio's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

There is no assurance that the fund will meet its investment goal.

CREDIT, MARKET AND INTEREST RATE RISK. Credit risk is a function of the ability of an issuer of a security to make timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a security caused by changes in general economic and interest rate conditions that affect the market as a whole. A security's maturity length also affects its price. In addition, changes in interest rates may affect the value of a security. Generally, when interest rates rise the value of a security falls, and vice versa. Interest rates have increased and decreased in the past. These changes are unpredictable. The short duration and high credit quality of the securities in which the Portfolio, and thus the fund, invests may generally reduce these risks.

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Advisers considers.

Advisers will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Advisers, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund or the Portfolio is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Portfolio's or the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Administers the Fund?" for more information.

WHO ADMINISTERS THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations.

The Board, with approval of all disinterested and interested Board members, has adopted written procedures designed to deal with potential conflicts of interest that may arise from the fund and Money Market having substantially the same boards. These procedures call for an annual review of the fund's relationship with the Portfolio. If a conflict exists, the boards may take action, which may include the establishment of a new board. The Board has determined that there are no conflicts of interest at the present time. For more information, please see "Summary of Procedures to Monitor Conflicts of Interest" and "Officers and Directors" in the SAI.

INVESTMENT MANAGER AND ADMINISTRATOR. Advisers manages the Portfolio's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $211 billion in assets. Advisers is also the administrator of the fund. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

MANAGEMENT FEES. You will bear a portion of the Portfolio's operating expenses, including its management fees, to the extent that the fund, as a shareholder of the Portfolio, bears these expenses. The portion of the Portfolio's expenses borne by the fund depends on the fund's proportionate share of the Portfolio's net assets.

During the fiscal year ended June 30, 1998, the fund's proportionate share of the Portfolio's management fees, before any advance waiver, totaled 0.15% of the average daily net assets of the fund. The fund's administration fees totaled 0.43%. Total operating expenses, including fees paid to Advisers before any advance waiver, were 0.83%. Under an agreement by Advisers to limit its fees, the fund paid a proportionate share of the Portfolio's management fees totaling 0.14%. The fund paid administration fees totaling 0.43%. Total expenses of the fund were 0.82%. Advisers may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Portfolio Buy Securities for Its Portfolio?" in the SAI for more information.

YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by Advisers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

Advisers and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and Advisers may have no control.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

TAXATION OF THE FUND. As a regulated investment company, the fund generally pays no federal income tax on the income and gains that it distributes to you.

DISTRIBUTIONS. Distributions from the fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The fund will send you a statement in January of each year that reflects the amount of ordinary dividends you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the following year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the fund's distributions will qualify for the corporate dividends-received deduction.

REDEMPTIONS AND EXCHANGES. Because the fund expects to maintain a $1.00 Net Asset Value per share, you should not have any gain or loss on the redemption or exchange of fund shares.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

STATE TAXES. Ordinary dividends that you receive from the fund will generally be subject to state and local income tax. It is anticipated that no portion of the fund's distributions will qualify for exemption from state and local
income tax as dividends paid from interest   earned on direct obligations of
the U.S. Government. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact you tax advisor to determine the state and local tax consequences of your investment in the fund.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the fund is required to withhold 31% of all taxable distributions (including ordinary dividends and capital gain distributions), and redemption proceeds paid to you. The fund is also required to begin backup withholding on your account if the IRS instructs the fund to do so. The fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current Net Asset Value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the fund to begin backup withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. YOU MAY REQUEST A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK BY CONTACTING FUND INFORMATION.

HOW IS THE FUND ORGANIZED?

The fund is a no-load, diversified, open-end management investment company, commonly called a mutual fund. It was organized as a California corporation on April 8, 1980, and is registered with the SEC. Each share of the fund has one vote. All shares have equal voting, participation and liquidation rights. Shares of the fund are considered Class A shares for redemption, exchange and other purposes.

The fund has cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of Board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.

The fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

You may buy shares of the fund without a sales charge and write redemption drafts against your account. Redemption drafts are similar to checks and are referred to as checks in this prospectus. When you buy shares, it does not create a checking or other bank account relationship with the fund or any bank.

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

    o To open a regular, non-retirement account             $1,000

    o To open an IRA, IRA Rollover, Roth IRA,
      or Education IRA                                      $  250*

    o To open a custodial account for a minor
      (an UGMA/UTMA account)                                $  100

    o To open an account with an automatic
      investment plan                                       $   50**

    o To add to an account                                  $   50***

    *For all other retirement accounts, there is no minimum investment requirement.
    **$25 for an Education IRA.
    ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

    For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

    We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.  Make your investment using the table below.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 For an initial investment:

                           Return the application to the fund with your check, Federal Reserve draft or negotiable bank draft made payable to the fund. Instruments drawn on other investment companies may not be accepted.

                        For additional investments:

                        1. Send a check or use the deposit slips included
                           with your monthly statement or checkbook (if you have requested one).

                        2. If you send a check, please include your account
                           number on the check.
------------------------------------------------------------------------------

BY WIRE                 1. Call Shareholder Services or, if that number is
                            busy, call 1-650/312-2000 collect, to receive a wire control number. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                        2. Wire the funds to Bank of America, ABA routing
                            number 121000358, for credit to Franklin Federal Money Fund, A/C 1493-3-04779. Your name and wire control number must be included.

                        3. For an initial investment you must also return
                            your signed shareholder application to the fund.
------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

If the fund receives your order in proper form before 3:00 p.m. Pacific time, we will credit the purchase to your account that day. Orders received after 3:00 p.m. will be credited the following business day.

Many of the fund's investments, through the Portfolio, must be paid for in federal funds, which are monies held by the fund's custodian bank on deposit at the Federal Reserve Bank of San Francisco and elsewhere. The fund generally cannot invest money received from you until it is converted into and is available to the fund in federal funds. Therefore, your purchase order may not be considered in proper form until the money received from you is available in federal funds, which may take up to two days. If the fund is able to make investments immediately (within one business day), it may accept your order with payment in other than federal funds.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

The investment authority of certain investors may be restricted by law. If you are such an investor, you should consult your legal advisor to determine whether and to what extent shares of the fund are legal investments for you. If you are a municipal investor considering investing proceeds of bond offerings, you should consult with expert counsel to determine the effect, if any, of payments by the fund on arbitrage rebate calculations.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. The shares of most of these funds are offered to the public with a sales charge. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 1. Send us signed written instructions

                        2. Include any outstanding share certificates for the
                           shares you want to exchange
------------------------------------------------------------------------------

BY PHONE                Call Shareholder Services or TeleFACTS(R)

                        - If you do not want the ability to exchange by phone
                          to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You will generally pay the applicable front-end sales charge of the fund you are exchanging into, unless you acquired your fund shares under the exchange privilege. These charges may not apply if you qualify to buy shares without a sales charge.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

o You may only exchange shares within the SAME CLASS, except as noted below.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o   The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request, (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Advisor Class" or "Class Z" shares. Because the fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for shares of the fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your fund shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for shares of the fund at Net Asset Value.

If retirement plan assets are only temporarily invested in the fund pending final allocation or investment instructions involving Class C shares, fund shares may be exchanged for Class C shares of another Franklin Templeton Fund. The time the shares are held in the fund will not count, however, towards the Contingency Period for purposes of the Contingent Deferred Sales Charge on Class C shares. This privilege is not available to retirement plan assets that were previously subject to a sales charge in another Franklin Templeton Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY CHECK
(Only available if there are no outstanding share certificates for your account)
                        1. You may request redemption drafts (checks) free of charge on the shareholder application or by calling TeleFACTS(R).

                        2. You may make checks payable to any person and in any amount of $100 or more. You will continue to earn daily income dividends until the check has cleared. Please see "More Information About Selling Your Shares By Check" below.
------------------------------------------------------------------------------

BY MAIL                 1.  Send us signed written instructions. If you would
                            like your redemption proceeds wired to a bank account, complete the "Wire Redemption Privilege" section of the shareholder application and send it to us or include the following information in your instructions:

                            o The name, address and telephone number of the
                              bank where you want the proceeds sent

                            o Your bank account number

                            o The Federal Reserve ABA routing number

                            o If you are using a savings and loan or credit
                              union, the name of the corresponding bank and the account number

                        2. Include any outstanding share certificates for the shares you are selling

                        3.  Provide a signature guarantee if required

                        4.  Corporate, partnership and trust accounts may
                            need to send additional documents. Accounts under court jurisdiction may have other requirements.
------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, complete the "Wire Redemption Privilege" section of the shareholder application and send it to us or send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                        Telephone requests will be accepted:

                        o    If the request is $100,000 or less.
                             Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                        o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                        o Unless the address on your account was changed by phone within the last 15 days

                        -    If you do not want the ability to redeem by
                             phone to apply to your account, please let us
                             know.
------------------------------------------------------------------------------
THROUGH
YOUR DEALER             Call your investment representative
------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 3:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 3:00 p.m. Pacific time, the payment will be sent the second business day. You may have redemption proceeds wired to an escrow account the same day, if we receive your request in proper form before 9:00 a.m. Pacific time. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

MORE INFORMATION ABOUT SELLING YOUR SHARES BY CHECK

If you want the convenience of check access to your fund account, order your checks from the fund, free of charge, as described above. For security reasons and reasons related to check processing systems that require checks to be a certain size and printed with specific encoding formats, the fund can only accept checks ordered from the fund. The fund cannot be responsible for any check not ordered from the fund that is returned unpaid to a payee.

The checks are drawn through Bank of America NT & SA (the "Bank"). The Bank may terminate this service at any time upon notice to you.

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. Your shares will be redeemed at the Net Asset Value next determined after we receive a check that does not exceed the collected balance in your account. If a check is presented for payment that exceeds the collected balance in your account, the Bank may return the check unpaid. Since you will not know the exact amount in your account on the day a check clears, you should not use a check to close your account.

You will generally not be able to convert a check drawn on your fund account into a certified or cashier's check by presenting it at the Bank. Because the fund is not a bank, we cannot assure that a stop payment order written by you will be effective. We will use our best efforts, however, to see that these orders are carried out.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

Most Franklin Templeton Funds impose a Contingent Deferred Sales Charge on certain investments if you sell all or a part of the investment within the Contingency Period. While the fund generally does not impose a Contingent Deferred Sales Charge, it will do so if you sell shares that were exchanged into the fund from another Franklin Templeton Fund and those shares would have been assessed a Contingent Deferred Sales Charge in the other fund. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The time the shares are held in the fund does not count towards the completion of any Contingency Period.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund typically pays income dividends each day that its Net Asset Value is calculated. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares.

The amount of these dividends will vary, depending on changes in the fund's net investment income, and there is no guarantee the fund will pay dividends. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY AMOUNT OF DIVIDENDS OR RETURN ON AN INVESTMENT IN ITS SHARES.

DIVIDEND OPTIONS

You may reinvest your dividends in the fund or in the same share class of another Franklin Templeton Fund, without any sales charges. You can also have your dividends deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer. Please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Please indicate on your application the dividend option you have chosen, otherwise we will automatically reinvest your dividends in the fund. If you choose not to reinvest your dividends in the fund, the fund will distribute dividends paid during the month as directed on the last business day of each month.

To change your dividend option, please notify us by mail or phone and allow at least seven days for the new option to be processed. To send your dividends to another person or to a bank account, please send written instructions with a signature guarantee. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

You buy and sell shares at Net Asset Value. We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund.

HOW AND WHEN SHARES ARE PRICED

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share at 3:00 p.m. Pacific time. To calculate Net Asset Value per share, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o   Your name,

o   The fund's name,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, the fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $100,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT   DOCUMENTS REQUIRED
------------------------------------------------------------------------------

CORPORATION             Corporate Resolution
------------------------------------------------------------------------------

PARTNERSHIP             1. The pages from the partnership agreement that
                           identify the general partners, or

                        2. A certification for a partnership agreement
------------------------------------------------------------------------------

TRUST                   1. The pages from the trust document that identify
                           the trustees, or

                        2. A certification for trust
------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. You may discontinue the program at any time by calling Shareholder Services.

AUTOMATIC PAYROLL DEDUCTION

You may have money transferred from your paycheck to the fund to buy additional shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

CUMULATIVE QUANTITY DISCOUNTS

You may include the cost or current value (whichever is higher) of your fund shares when determining if you may buy shares of another Franklin Templeton Fund at a discount. You may also include your fund shares towards the completion of a Letter of Intent established in connection with the purchase of shares of another Franklin Templeton Fund.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, call Shareholder Services. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o   obtain information about your account;

o   obtain price and performance information about any Franklin Templeton
    Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

o request duplicate statements, money fund checks, and deposit slips for Franklin Templeton accounts.

You will need the fund's code number to use TeleFACTS(R). The fund's code number is 113.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

Special procedures have been designed for banks and other institutions that would like to open multiple accounts in the fund. Please see the SAI for more information.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                            HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME           TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------

Shareholder Services      1-800/632-2301    5:30 a.m. to 5:00 p.m.
Dealer Services           1-800/524-4040    5:30 a.m. to 5:00 p.m.
Fund Information          1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                          (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services  1-800/527-2020    5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563    6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637    5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the Portfolio's investment manager and the fund's administrator

BOARD - The Board of Directors of the fund

CLASS A AND CLASS C - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the fund are considered Class A shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class C shares, the contingency period is 18 months. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.